Exhibit 99.1 Investor Presentation July 19, 2022 NASDAQ: CATC Parent of Cambridge Trust Company

Contents 03 Company Profile 07 Financial Highlights 19 Merger with Northmark Bank 22 Strategic Focus 27 Appendix This presentation includes non-GAAP measures and should be reviewed with the Company’s Q2 2022 Earnings Release and SEC filings.

Company Profile As of June 30, 2022 § Banking subsidiary: Cambridge Trust Company (1890) § Private Bank & Wealth Management Firm § Headquarters: Harvard Square, Cambridge, MA § Client Wealth Assets: $4.0 billion § Banking Assets: $5.1 billion • Gross Loans: $3.5 billion • Total Deposits: $4.3 billion § Noninterest income: 25% of revenue § NASDAQ: CATC § Market Cap: $583 million* 3 *Market Cap is as of July 1, 2022.

Why Cambridge Bancorp? • Market of operations offer significant long term growth prospects • Private Banking business model with diversified fee revenue through wealth management focus • Strong financial performance with excellent asset quality track record • Low cost core deposit base • Financially and strategically attractive acquisitions Client 4

Geographic Footprint (Pro Forma with Northmark) Pro Forma Franchise Overview CATC Branches (19) North Andover Portsmouth CATC Wealth Offices (5) 1 New Hampshire Northmark Branches (3) 2 Andover Massachusetts Massachusetts Concord Winchester Lexington 3 Boston Cambridge Weston Boston Wellesley Needham 5 Source: S&P Global Market Intelligence; FDIC

Market Characteristics 1 Median Household Income ($000s) $104 § Wealth Management capability is $93 $72 well-suited to the highly affluent Boston and southern New Hampshire markets Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA 1 § Greater Boston economy is Proj. Household Income Change (’22 – ’27) diversified; the region is a global hub 12.2% 12.1% 10.5% for innovation, healthcare, life 2 sciences, and education Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA § Greater Boston lab market remains 1 Unemployment Rates robust, with increased construction expected to continue to meet 3.6% 2.9% 2 demand through 2023 1.8% Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA § Cambridge Trust’s private banking 2 Cambridge Lab Space Vacancy model caters to entrepreneurial 2.5% 2.3% local communities 0.7% Q3 2021 Q4 2021 Q1 2022 6 1: Source: S&P Global Market Intelligence as of 2022, and Bureau of Labor Statistics as of May 2022. 2: Source: Newmark Boston Office Market and Life Science Reports Q4 2021 and Q1 2022, Boston Business Journal April 2021.

Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share Dollars in millions In dollars $65 5-Year EPS CAGR $19.00 (through 2021) +13.5% $54.8 $55 $16.00 $43.9 $45 $13.00 $35 $10.00 $29.2 $26.7 $24.0 $25 $7.00 $7.81 $6.90 $6.20 $5.80 $15 $4.00 $3.79 $5 $1.00 2018 2019 2020 2021 YTD 2022 Operating Net Income (left axis)* Operating Diluted Earnings Per Share (right axis)* 7 *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related and other non operating expenses.

Q2 2022 Performance Highlights Operating ROAA Operating EPS Operating ROTCE 1.07% $1.90 14.08% 2.81% 7.75% $13.4M 58.97% Adjusted Net TCE Ratio Operating Net Operating Efficiency 1 Interest Margin Income Ratio 0.97% $55.33 0.12% 0.00% 2 ACL Ratio Tangible Book NPAs to Total Assets Net Recoveries / Value per Share Total Loans (Annualized) 8 1: Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion. 2: ACL Ratio does not include PPP loans.

Strong Capital Position & Liquidity As of June 30, 2022 Capital Position* Liquidity ($M) 16.0% FRB Discount Window Available 13.4% $483 12.0% 12.3% 12.3% 10.5% Wholesale 8.0% Deposits 8.5% 8.1% Available $504 7.8% 7.0% 4.0% 4.0% FHLB Available $455 Correspondent 0.0% TOTAL TIER 1 TIER I TIER I TANGIBLE Bank Available $10 CAPITAL CAPITAL COMMON LEVERAGE COMMON Outstanding EQUITY EQUITY* Funding $254 CATC Minimum Capital Required** Total access to funds of $1.7B Tangible Book Value per Share $60.00 $55.00 $55.33 $55.01 $50.00 $50.07 $45.00 $46.66 $40.00 $40.57 $35.00 $30.00 2018 2019 2020 2021 2022 9 *Current quarter capital ratios are estimated. Tangible Common Equity is not a regulatory capital ratio. **Minimum Capital Required For Capital Adequacy Plus Capital Conservation Buffer. Tangible Common Equity and Tangible Book Value Per Share are non-GAAP measures.

Wealth Management & Noninterest Income th Listed as the 18 Largest Independent Investment Advisers in Massachusetts by the Boston Business Journal in 2022 Client Wealth Assets ($M) Net Client Flows ($M) YTD 2018 2019 2020 2021 2022 $4,853 $2,971 $2,760 $3,287 $3,994 $4,656 Starting AUM $4,168 $4,016 $3,453 339 Acquired AUM* $2,877 (176) (5) (69) 90 (166) Net Flows (35) 532 437 572 (645) Net Market Impact $2,760 $3,287 $3,994 $4,656 $3,845 Ending AUM 117 165 174 197 171 Custody Assets 2018 2019 2020 2021 2022 $2,877 $3,453 $4,168 $4,853 $4,016 Total WM Assets Wealth Management Revenue ($M) Noninterest Income ($M) NII was 25% of Revenue in 2022 $35.0 $44.3 $29.8 $26.5 $39.5 $25.2 $36.4 $33.0 $22.5 $16.7 0.79% 0.81% 0.81% 0.84% AUM AUM AUM AUM 0.78% Fee Fee Fee Fee AUM Fee 2018 2019 2020 2021 YTD 2022 2018 2019 2020 2021 YTD 2022 Wealth Management All Other 10 *Acquired in our merger with Wellesley Bancorp, Inc. AUM is comprised of approximately 61% equities, 26% fixed income, and 13% cash/other as of June 30, 2022. AUM Fee represents the weighted average fee on Assets Under Management during the period.

Total Assets and Loans As of June 30, 2022 Total Assets ($M) Loan Portfolio Residential- $5,058 Fixed Rate $4,892 22% Residential- Adjustable $3,949 Rate 19% $2,856 Consumer 1% $2,101 Home Equity Construction 3% 3% Commercial & Industrial 2018 2019 2020 2021 2022 8% Total Loans ($M) CRE 44% $3,523 5.5- Year Loans CAGR $3,319 $3,154 (through 2022) +20% $3.5B outstanding as of June 30, 2022 $2,227 54.1% Commercial $1,560 45.9% Consumer 3.51% Q2 2022 average yield excluding fair value accretion 2018 2019 2020 2021 2022 11 2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively.

Deposit and Net Interest Margin Profile Total Deposits ($M) Deposit Composition Core Deposits 97% 5.5-Year CAGR (through 2022) $4,264 $4,331 Demand +18% Deposits MMDA & 33% Other $3,403 Savings 47% $2,359 $1,811 NOW & Other Trans. Accounts Time Deposits 3% 17% 2018 2019 2020 2021 2022 Non-Interest-Bearing Deposits ($M) Adjusted Net Interest Margin & Cost of Deposits Q2 2022 Avg. Cost of Deposits: 0.17% June 30, 2022 Spot Cost of Deposits: 0.17% $1,399 $1,394 5.00% 4.00% 3.36% $1,006 3.33% 3.22% 2.93% 2.81% 2.67% 3.00% 2.00% $631 0.70% $494 1.00% 0.25% 0.28% 0.17% 0.17% 0.13% 0.00% 2018 2019 2020 2021 Q1 2022 Q2 2022 Adj. Net Interest Margin Cost of Deposits 2018 2019 2020 2021 2022 12 2019 and 2020 include acquired balances from Optima Bank & Trust Company and Wellesley Bancorp, Inc., respectively.

Commercial Banking As of June 30, 2022 Commercial Loans ($M) § Business Deposits represented 48% of core deposits with a weighted average cost of deposits of 0.08% $1,902 $1,758 § Focused on continued $1,583 diversification of the commercial portfolio into Commercial & $1,194 Industrial $852 § Dedicated and centralized credit risk management function 2018 2019 2020 2021 2022 Commercial Mortgage Commercial & Industrial* 13 *Commercial & Industrial excludes PPP loans.

Commercial Real Estate Loan Portfolio By Sector By Geography Industrial/Warehouse 3% Hotel & Lodging 4% Other 1% MA 84% Construction & Land 5% Mixed Use - Office/Retail 6% Multifamily 36% Other Residential 7% Other 3% Commercial/Flex Space 10% ME 2% Retail 11% Office 17% NH 11% Portfolio Details: • $1.6B outstanding as of June 30, 2022 • $2.1M average loan size 14

Commercial & Industrial Loan Portfolio By Industry By Geography Accommodation Construction 1% and Food 1% Health Care and Retail Trade 1% Social Assistance 1% MA 60% Manufacturing 3% Real Estate, Rental, and Leasing 6% Wholesale Trade 9% Renewable Energy 46% NH 6% Professional Scientific and Technical 10% NY 8% RI 10% Other 16% All Other 22% Industry breakout excludes PPP loans Geography breakout excludes PPP loans Portfolio Details: • $268M outstanding as of June 30, 2022; $265M outstanding excluding PPP loans • $584k average loan size 15

Consumer Loan Portfolio As of June 30, 2022 Weighted Balance Avg. LTV* 100.0 51% 58% 43% 6% Residential - Fixed 0.0 Residential - Adjustable Home Equity Usage Geography 80% 82% 1% 3% 20% 14% Owner Occupied Non-Owner Occupied MA NH ME Other $1.6B outstanding as of June 30, 2022 Weighted Average FICO 783** 16 *The Weighted Average LTV calculation only includes one collateral property value for loans with multiple collateral and excludes loans with a zero balance. **Most Recent Weighted Average FICO Score, excluding loans with a zero balance.

Asset Quality Highlights NPLs / Loans NPAs / Assets 0.28% 0.27% 0.17% 0.17% 0.16% 0.12% 0.12% 0.11% 2020 2021 Q1 2022 Q2 2022 2020 2021 Q1 2022 Q2 2022 Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans 1.19% 14-year average NCOs of 0.01% 1.05% 0.97% 1.00% 0.01% 0.00% 0.00% 0.00% 2020 2021 Q1 2022 Q2 2022 2020 2021 Q1 2022 Q2 2022 17 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020, 2021 and 2022 excludes PPP loans.

Allowance for Credit Losses (ACL) Dollars in millions Allowance for Credit Losses: 1.05% 0.97% Commercial Loans ACL Ratio Q2: 1.08%* Consumer Loans ACL Ratio Q2: 0.84% ACL Key Attributes: 1% • Sophisticated model uses loan level probability of default loss given default discounted cash-flows as the primary basis for the quantitative loss estimation 29% • Starting Unemployment Rate in forecast period: 3.58% • Ending Unemployment Rate in forecast period: 3.73% • Forecast Period: 2 Quarters 70% • Reversion Period: 4 Quarters Quantitative Qualitative PCD 18 * ACL Ratio excludes PPP loans.

Merger with Northmark Bank 19

Overview of Merger with Northmark Bank

Transaction Rationale

- Strategic expansion into attractive, affluent North Andover, Andover and Winchester markets through a combination with a high-quality local bank
- Financially compelling transaction
  - Approximately 5.8% accretive to Cambridge 2023 earnings per share (1)
- Low integration and execution risk, reflecting cultural compatibility
  - Asset-sensitive through both low-cost long-term deposit base and sizable cash position

Affluent Markets of Operation (3)

Winchester and Andover are among the most affluent markets in Greater Boston



$104
$93
$94
$191
$136
$72
Boston-Cambridge-Newton MSA
Manchester-Nashua MSA
Portsmouth, NH
Winchester, MA
Andover, MA
National Avg.

CAMBRIDGE BANCORP

NORTHMARK® BANK

Announced Transaction Overview

Announcement Date:	5/23/2022
Transaction Value (2):	$63 mm
Price / Tang. Book Value (2):	118%
Price / LTM Core Earnings per Share (2):	11.2x
2023 EPS Impact (1):	5.8% Accr.
Tang. Book Value Impact:	1.7% Dil.
Tang. Book Value Earnback (Crossover):	2.25 Years

Northmark Profile (4)

Headquarters:	North Andover, MA
Founded:	1987
Assets:	$428 mm
Gross Loans:	$316 mm
Deposits:	$365 mm
Common Equity:	$55 mm
LTM Net Income:	$3.9 mm

CAMBRIDGE BANCORP

(1) Based on mean consensus analyst earnings estimates for 2023 as of May 23, 2022.
(2) Based on CATC closing price of $79.94 as of May 20, 2022.
(3)Data as of June 30, 2021; HHI data is not available for North Andover, MA.
(4) Northmark Bank information as of June 30, 2022.

20

Pro Forma Loan & Deposit Composition As June 30, 2022 Pro Forma as of June 30, 2022 C&I C&D C&D Consumer C&D 5.6% C&I 3.4% C&I CRE 3.0% 5.9% 8.3% CRE 7.5% 7.7% 24.9% 24.6% Consumer Consumer 4.1% 3.9% CRE 20.2% Multifamily 4.0% Multifamily Multifamily 1-4 Family 17.5% 16.4% 1-4 Family 1-4 Family 43.0% 44.0% 56.0% Total Loans: $3.5 billion Total Loans: $316 million Total Loans: $3.8 billion MRQ Yield: 3.51% MRQ Yield: 4.35% MRQ Yield: 3.57% CD's 2.9% CD's CD's 4.8% 26.4% Savings & Savings & MMDA Savings & MMDA MMDA 46.3% 47.6% 31.3% Noninterest- Noninterest- Bearing Bearing Noninterest- Demand Demand Bearing 32.8% 33.2% Demand 38.1% Transaction Transaction 16.7% 15.7% Transaction 4.2% Total Deposits: $4.3 billion Total Deposits: $365 million Total Deposits: $4.6 billion MRQ Cost: 17 bps MRQ Cost: 19 bps MRQ Cost: 17 bps 21 Northmark Bank loan and deposit data as of June 30, 2022, per call report. Deposit Mix Loan Mix

Strategic Focus 22

Strategic Progress and Focus Recent Progress Strategic Focus § Leverage private banking model in highly § Announced merger with Northmark Bank attractive markets adding attractive clients and markets § Increase brand awareness § Generated record operating earnings in 2021 § Expand Wealth Management assets under management § Grew core deposits by $1 billion or 32% in 2021 § Grow and diversify Commercial Banking § Committed $110 million to support opportunities & relationships affordable housing in Massachusetts by § Expand client base & deepen existing partnering with the Massachusetts Housing relationships to grow deposit base Partnership in 2021 § Supported clients & communities during the pandemic which included $293M in PPP Lending § Named the 18th Largest Independent Investment Advisers in Massachusetts (according to Boston Business Journal) § Named as one of the region’s top corporate charitable contributors (according to Boston Business Journal) § Increased resources to support expansion of business development initiatives 23

Corporate Responsibility at Cambridge Trust “At Cambridge Trust, corporate responsibility isn’t just core to our values as a company, it’s the way we’ve done business for more than 130 years.” -Denis Sheahan, President and CEO Our People Your Bank Our Communities We foster an ingrained focus on We have an obligation to reduce We only succeed if we serve as a employee engagement, diversity, our environmental impact and true financial partner to the equity and inclusion (DE&I), and empower our people, communities in which we work career development that allows communities, and customers. and live. our people to achieve their full potential. 50% $108 Million $110 Million With eight women on our Board Solar lending and hydropower for Voluntary loan commitment to the of Directors at Cambridge Trust, commercial customers across New Massachusetts Housing Partnership one of the highest number of England supporting affordable housing and women for companies listed on economic development the NASDAQ.* 24% Consumption Charitable Giving Of all employees are racially We are making investments in Donated to over 260 or ethnically diverse, which technology to reduce the use organizations supporting our includes 12% of those who are of paper and carbon local communities in 2021 Vice Presidents and above emissions Additional information can be found within the corporate responsibility section of our website 24 *Source: S&P Global Market Intelligence © 2022.

Stock Price Performance and Dividend Trend Stock Price Performance Declared Dividends 22 years of increased dividends (1999 – 2021) $2.38 $2.50 $2.12 $1.96 $2.04 $1.92 12% $1.50 $0.50 20182019202020212022 25 Source: S&P Global Market Intelligence © 2022 as of June 30, 2022. 2022 Dividends includes all dividends declared through July 19, 2022.

Why Cambridge Bancorp? Business Model • Focused private banking business model • Attractive geographic markets • Affluent client base • Expanding commercial services • Investing for future growth Performance • Consistently profitable • Strong returns • Core deposit funded • Well-capitalized Credit • Strong asset quality • Sound underwriting acumen and risk management practices Culture • Client-centric service culture • Loyal client base • Experienced, conservative leadership • Commitment to our community 26

Appendix 27

Appendix: Interest Rate Risk Profile As of June 30, 2022 Net Interest Income (NII) Sensitivity Immediate Parallel Shock – Year 1 Immediate Parallel Shock – Year 2 Up 100 Up 200 Up 300 Up 100 Up 200 Up 300 14.0% 14.0% 11.8% 9.6% 10.0% 10.0% 7.6% 6.0% 6.0% 2.0% 2.0% -2.0% -2.0% (1.4%) (2.9%) (4.3%) -6.0% -6.0% Ramps – Up 200 Year 1 Year 2 14.0% 10.0% 7.4% 6.0% 2.0% -2.0% (2.1%) -6.0% These estimates of changes in the Company’s net interest income require us to make certain assumptions including loan- and mortgage-related investment prepayment speeds, reinvestment rates, and deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results. 28

Governance Responsibility The Board of Directors believes in strong oversight and engagement with our shareholders Key attributes of our Governance and Compensation practices are summarized below: § Align pay with performance by having § Recently implemented a Risk Committee performance-based compensation greater with a defined charter and purpose than 50% of target total direct compensation, § Recently added Environmental, Social and on average, for Named Executive Officers Corporate Governance (ESG) oversight as § No uncapped payouts under our short or long part of the corporate governance charter term incentive plans with clearly defined roles and responsibilities § Executive equity awards are 75% § Expanded proxy disclosures in several performance-based restricted stock units areas including diversity metrics, (“PRSUs”), whose vesting is subject to compensation philosophy and board performance relative to comparable banks composition over a 3-year period § Adopted a broad Human Rights Policy § Dividends on PRSUs issued are not paid until Statement that expressly includes gender units are earned/vested identity § Maintain a clawback policy that allows us to § Require our senior executives to satisfy recover annual and long-term performance meaningful stock ownership guidelines to based compensation if we are required to strengthen the alignment with our restate our financial results shareholders’ interests § No tax gross-ups of 280G excise taxes 29

Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the businesses of Cambridge and Northmark may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; the shareholders of Northmark may fail to approve the merger; changes to interest rates; the ability to control costs and expenses; the current global economic uncertainty and economic conditions being less favorable than expected; disruptions to the credit and financial markets; changes in the Company’s accounting policies or in accounting standards; weakness in the real estate market; legislative, regulatory, or accounting changes that adversely affect the Company’s business and/or competitive position; the Dodd-Frank Act’s consumer protection regulations; the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence; actions that governments, businesses and individuals take in response to the COVID-19 pandemic; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; a prolonged resurgence in the severity of the COVID-19 pandemic due to variants and mutations of the virus; the pace of recovery when the COVID-19 pandemic subsides; disruptions in the Company’s ability to access the capital markets; and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2021, which the Company filed on March 14, 2022. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio, operating return on average assets, operating return on tangible common equity, and operating efficiency ratio. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger and acquisition expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with an analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, and the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for non- operating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be non-operating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/ . 30

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Michael F. Carotenuto Chairman, President and Executive Vice President and Chief Executive Officer Chief Financial Officer 617-520-5520 617-520-5520 31